UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 9, 2006

Date of Report (Date of earliest
event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420

(Address of principal executive offices, including zip code)

(781) 795-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                  Regulation FD Disclosure.

On February 9, 2006, PRAECIS PHARMACEUTICALS INCORPORATED issued a press release announcing the presentation of preclinical data on its investigational compound, PPI-2458, at the GTC bio 3rd Cancer Drugs Research and Development Symposium being held in San Francisco, California. The Company’s presentation, entitled “Targeted Cancer Therapies: Inhibitors of Methionine Aminopeptidase-2,” is being delivered by William Westlin, Ph.D., Vice President, Preclinical Research. A copy of the presentation will be available on the Company’s website at http://www.praecis.com, under “Investors” beginning on February 10, 2006.

Item 9.01. Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit 99.1	Press Release issued by PRAECIS PHARMACEUTICALS INCORPORATED on February 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2006	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Edward C. English
Edward C. English
Vice President, Chief Financial Officer, Treasurer and
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by PRAECIS PHARMACEUTICALS INCORPORATED on February 9, 2006.